[S. R. SNODGRASS, A.C. LETTERHEAD]




                         CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in this Registration Statement of PHSB Financial Corporation on Form S-8 of our report dated January 11, 2002 appearing in the Annual Report on Form 10-KSB of PHSB Financial Corporation for the year ended December 31, 2001.


                                            /s/S.R. Snodgrass, A.C.
                                            ------------------------------------
                                            S.R. Snodgrass, A.C.

Wexford, Pennsylvania

March 28, 2002